UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	440 Lincoln Street, Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)
(508) 855-1000 Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On September 19, 2023, as part of its periodic review of corporate governance matters, the board of directors (the “Board”) of The Hanover Insurance Group, Inc. (the “Company”) approved and adopted amendments to the Company’s by-laws (as so amended and restated, the “By-laws”), which became effective immediately (the “By-law Amendments”).

Among other things, the By-law Amendments:

•
revise the provision dictating the availability of stockholder lists for stockholder meetings, to conform with Delaware law; and
•
add an exclusive forum provision providing that unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware) shall be the sole and exclusive forum for certain legal actions and proceedings.

The By-law Amendments also include other conforming, technical and ministerial changes.

The foregoing description of the By-law Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, a copy of which, marked to show the By-Law Amendments, is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On September 19, 2023, the Board reviewed its classified structure, and as a result of that review the Board expects to put forward a proposal to the Company’s stockholders for a vote at its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) to declassify the Board’s structure. The Company’s directors serve terms that are currently divided into three classes, with staggered three-year terms. The Board expects to include the declassification proposal in proxy materials for the Company’s 2024 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(a)
Not applicable.
(b)
Not applicable.
(c)
Not applicable.
(d)
Exhibits

The following exhibits are furnished herewith.

Exhibit 3.1 Amended and Restated By-laws of The Hanover Insurance Group, Inc.

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: September 21, 2023	By:	/s/ Dennis F. Kerrigan
Dennis F. Kerrigan
Executive Vice President, Chief Legal Officer and Assistant Secretary